PRUDENTIAL SECTOR FUNDS, INC.
Prudential Jennison Utility Fund (the “Fund”)

Supplement dated December 30, 2011
to the Prospectus dated January 26, 2011

This supplement amends the Fund’s Prospectus and is in addition to any existing supplement of the Fund’s Prospectus and Statement of Additional Information.

Effective December 30, 2011, due to a change in responsibilities of the Fund’s portfolio managers, Ubong "Bobby" Edemeka will serve as the Fund’s lead portfolio manager and Shaun Hong continues as co-portfolio manager. Previously, Mr. Hong was the Fund’s lead portfolio manager and Mr. Edemeka was co-portfolio manager.

To reflect this change, in the Prospectus under the caption “How The Fund Is Managed – Portfolio Managers,” the first paragraph is hereby deleted and replaced with the following:

Ubong "Bobby" Edemeka and Shaun Hong, CFA, are the portfolio managers of the Fund. Mr. Edemeka generally has final authority over all aspects of the Fund's investment portfolio including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

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